UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	April 11, 2005

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Purchase Agreement
1st Amendment to Amended/Restated Credit Agreement
Form of Supplemental Indenture
Opinion/Consent of Foley & Lardner LLP

Item 8.01. Other Events.

     On April 14, 2005, Whiting Petroleum Corporation (the “Company”) agreed to sell $220.0 million aggregate principal amount of its 7 1/4% Senior Subordinated Notes due 2013 to be guaranteed by certain subsidiaries of the Company (the “Notes”) in a public offering (the “Offering”) pursuant to a Purchase Agreement, dated April 14, 2005, among the Company, Whiting Oil and Gas Corporation, Equity Oil Company, Whiting Programs, Inc. and the underwriters named therein. That offering is expected to close on April 19, 2005.

     The Notes are registered under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-121615) that the Company filed with the Securities and Exchange Commission (“SEC”) relating to the public offering, pursuant to Rule 415 under the 1933 Act, of up to an aggregate of $500,000,000 of the Company’s securities. In connection with the Company’s filing with the SEC of a definitive prospectus supplement, dated April 14, 2005, and prospectus, dated January 15, 2005, relating to the public offering of the Notes, the Company is filing certain exhibits as part of this Current Report on Form 8-K, which exhibits are incorporated by reference herein. See “Item 9.01. Financial Statements and Exhibits.”

     On April 11, 2005, the Company and Whiting Oil and Gas Corporation, the Company’s operating subsidiary, entered into a First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, by and among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and each of the financial institutions a party thereto as Banks (the “Amendment”). The Amendment amended the Second Amended and Restated Credit Agreement of Whiting Oil and Gas Corporation to permit the Offering. A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits:

(1)	Purchase Agreement, dated April 14, 2005, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Equity Oil Company, Whiting Programs, Inc. and the underwriters named therein.

(4.1)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, by and among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and each of the financial institutions a party thereto as Banks.

(4.2)	Form of Supplemental Indenture, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Equity Oil Company, Whiting Programs, Inc. and J. P. Morgan Trust Company, National Association, as Trustee, creating the 7 1/4% Senior Subordinated Notes due 2013.

(5)	Opinion of Foley & Lardner LLP, dated April 14, 2005.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: April 14, 2005	By:	/s/ James J. Volker

James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K

EXHIBIT INDEX

Exhibit
Number	Description
(1)	Purchase Agreement, dated April 14, 2005, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Equity Oil Company, Whiting Programs, Inc. and the underwriters named therein.
(4.1)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, by and among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and each of the financial institutions a party thereto as Banks.
(4.2)	Form of Supplemental Indenture, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Equity Oil Company, Whiting Programs, Inc. and J. P. Morgan Trust Company, National Association, as Trustee, creating the 7 1/4% Senior Subordinated Notes due 2013.
(5)	Opinion of Foley & Lardner LLP, dated April 14, 2005.
(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).